                                                                     EXHIBIT 4.1


 ==============================================================================



                               LEVITT CORPORATION



                                       AND



                         U.S. BANK NATIONAL ASSOCIATION,
                                     Trustee








                                    INDENTURE

                            Dated as of _______, 2003






                                  $100,000,000


                   ___% 12 Month Subordinated Investment Notes
                   ___% 24 Month Subordinated Investment Notes
                   ___% 36 Month Subordinated Investment Notes
                   ___% 48 Month Subordinated Investment Notes
                 ___% Money Market Subordinated Investment Notes





 ------------------------------------------------------------------------------

                               Levitt Corporation
              Reconciliation and tie between Trust Indenture Act of
                 1939 and Indenture, dated as of _________, 2003


Trust Indenture
Act Section                                                                    Indenture Section
ss.310(a)(1)       .................................................................6.8
       (a)(2)     ..................................................................6.8
       (a)(3)     ..................................................................N/A
       (a)(4)     ..................................................................N/A
       (b)        .............................................................6.8, 6.9
       (c)        ..................................................................N/A
ss.311(a)          ................................................................6.12
       (b)        .................................................................6.12
       (c)        ..................................................................N/A
ss.312(a)          ............................................................4.1, 4.2
       (b)        ..................................................................4.2
       (c)        ..................................................................4.2
ss.313(a)          .................................................................4.3
       (b)(1)     ..................................................................N/A
       (b)(2)     ..................................................................N/A
       (c)        ..................................................................4.3
       (d)        ..................................................................4.3
ss.314(a)          .................................................................4.4
       (b)        ..................................................................N/A
       (c)        ..................................................................2.2
       (d)        ..................................................................N/A
       (e)        ..................................................................1.3
       (f)        ..................................................................N/A
ss.315(a)          ..............................................................6.1(a)
       (b)        ..................................................................6.2
       (c)        ...............................................................6.1(b)
       (d)        ...............................................................6.1(c)
       (e)        .................................................................5.14
ss.316(a)(1)(A)....................................................................5.12
       (a)(1)(B)...................................................................5.13
       (a)(2)     ..................................................................N/A
       (b)        ..................................................................5.8
ss.317(a)(1)       .................................................................5.3
       (a)(2)     ..................................................................5.4
       (b)        ..................................................................4.3
ss.318(a)          .................................................................1.7

--------------------

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

ARTICLE I            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION................................. 1
         SECTION I.1         DEFINITIONS..................................................................... 1
         SECTION I.2         COMPLIANCE CERTIFICATES AND OPINIONS............................................ 6
         SECTION I.3         FORM OF DOCUMENTS DELIVERED TO TRUSTEE.......................................... 7
         SECTION I.4         ACTION BY HOLDERS............................................................... 8
         SECTION I.5         NOTICES, ETC., TO TRUSTEE AND COMPANY........................................... 9
         SECTION I.6         NOTICES TO HOLDERS; WAIVER...................................................... 9
         SECTION I.7         CONFLICT WITH TRUST INDENTURE ACT...............................................10
         SECTION I.8         EFFECT OF HEADINGS AND TABLE OF CONTENTS........................................10
         SECTION I.9         SUCCESSORS AND ASSIGNS..........................................................10
         SECTION I.10        SEPARABILITY CLAUSE.............................................................10
         SECTION I.11        BENEFITS OF INDENTURE...........................................................10
         SECTION I.12        LEGAL HOLIDAYS..................................................................11
         SECTION I.13        GOVERNING LAW...................................................................11
 ARTICLE II           THE INVESTMENT NOTES...................................................................11
         SECTION II.1        GENERAL TERMS OF INVESTMENT NOTES...............................................11
         SECTION II.2        CONFIRMATION STATEMENT..........................................................14
         SECTION II.3        REGISTRAR AND PAYING AGENT......................................................14
         SECTION II.4        TRANSFER AND EXCHANGE...........................................................14
         SECTION II.5        PAYMENT OF INTEREST AND PRINCIPAL; INTEREST AND PRINCIPAL RIGHTS PRESERVED......15
         SECTION II.6        DEFAULTED INTEREST..............................................................16
         SECTION II.7        BOOK-ENTRY REGISTRATION.........................................................17
         SECTION II.8        PERIODIC STATEMENTS.............................................................18
         SECTION II.9        MUTILATED, DESTROYED, LOST AND STOLEN INVESTMENT NOTES..........................18
         SECTION II.10       HOLDER LISTS....................................................................18
         SECTION II.11       CANCELLATION....................................................................19
         SECTION II.12       EXECUTION, AUTHENTICATION AND DELIVERY..........................................19
ARTICLE III          COVENANTS...............................................................................19
         SECTION III.1       PAYMENT OF PRINCIPAL AND INTEREST...............................................19
         SECTION III.2       MAINTENANCE OF OFFICE OR AGENCY.................................................20
         SECTION III.3       MONEY FOR INVESTMENT NOTE PAYMENTS TO BE HELD IN TRUST..........................20
         SECTION III.4       PAYMENT OF TAXES AND OTHER CLAIMS...............................................21
         SECTION III.5       MAINTENANCE OF PROPERTIES.......................................................21
         SECTION III.6       STATEMENT AS TO COMPLIANCE......................................................22
         SECTION III.7       CORPORATE EXISTENCE.............................................................22
         SECTION III.8       RESTRICTIONS ON DIVIDENDS, REDEMPTIONS AND OTHER PAYMENTS.......................22
ARTICLE IV           HOLDERS' LISTS AND REPORTS BY THE TRUSTEE AND THE COMPANY...............................23
         SECTION IV.1        COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.......................23
         SECTION IV.2        PRESERVATION OF INFORMATION; COMMUNICATIONS  TO HOLDERS.........................23
         SECTION IV.3        REPORTS BY TRUSTEE..............................................................23
         SECTION IV.4        REPORTS BY COMPANY..............................................................24
 ARTICLE V            REMEDIES...............................................................................25
         SECTION V.1         EVENTS OF DEFAULT...............................................................25
         SECTION V.2         ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT..............................26
         SECTION V.3         SUITS FOR ENFORCEMENT BY TRUSTEE................................................26
         SECTION V.4         TRUSTEE MAY FILE PROOFS OF CLAIM................................................27
         SECTION V.5         TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF INVESTMENT NOTES...............27
         SECTION V.6         APPLICATION OF MONEY COLLECTED..................................................28
         SECTION V.7         LIMITATION ON SUITS.............................................................28
         SECTION V.8         UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL AND INTEREST................29
         SECTION V.9         RESTORATION OF RIGHTS AND REMEDIES..............................................29
         SECTION V.10        RIGHTS AND REMEDIES CUMULATIVE..................................................29
         SECTION V.11        DELAY OR OMISSION NOT A WAIVER..................................................29
         SECTION V.12        CONTROL BY HOLDERS..............................................................30
         SECTION V.13        WAIVER OF PAST DEFAULTS.........................................................30
         SECTION V.14        UNDERTAKING FOR COSTS...........................................................30
         SECTION V.15        WAIVER OF STAY OR EXTENSION LAWS................................................31
ARTICLE VI           THE TRUSTEE.............................................................................31
         SECTION VI.1        CERTAIN DUTIES AND RESPONSIBILITIES.............................................31
         SECTION VI.2        NOTICE OF DEFAULTS..............................................................32
         SECTION VI.3        CERTAIN RIGHTS OF TRUSTEE.......................................................33
         SECTION VI.4        NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF INVESTMENT NOTES....................34
         SECTION VI.5        MAY HOLD INVESTMENT NOTES.......................................................34
         SECTION VI.6        MONEY HELD IN TRUST.............................................................34
         SECTION VI.7        COMPENSATION AND REIMBURSEMENT..................................................34
         SECTION VI.8        CORPORATE TRUSTEE REQUIRED; ELIGIBILITY; DISQUALIFICATION.......................35
         SECTION VI.9        RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR...............................35
         SECTION VI.10       ACCEPTANCE OF APPOINTMENT BY SUCCESSOR..........................................36
         SECTION VI.11       MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS OF TRUSTEE..........37
         SECTION VI.12       PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY...............................37
ARTICLE VII          SUPPLEMENTAL INDENTURES.................................................................37
         SECTION VII.1       SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS..............................37
         SECTION VII.2       SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.................................38
         SECTION VII.3       EXECUTION OF SUPPLEMENTAL INDENTURES............................................40
         SECTION VII.4       EFFECT OF SUPPLEMENTAL INDENTURES...............................................41
         SECTION VII.5       CONFORMITY WITH TRUST INDENTURE ACT.............................................41
         SECTION VII.6       NOTATION ON OR EXCHANGE OF INVESTMENT NOTES.....................................41
         SECTION VII.7       SUBORDINATION UNIMPAIRED........................................................41
ARTICLE VIII          CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE...................................41
         SECTION VIII.1      COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS............................41
         SECTION VIII.2      SUCCESSOR CORPORATION SUBSTITUTED...............................................42
         SECTION VIII.3      LIMITATION ON LEASE OF PROPERTIES AS ENTIRETY...................................42
         SECTION IX.1        TERMINATION OF COMPANY'S OBLIGATIONS............................................42
         SECTION IX.2        APPLICATION OF TRUST MONEY......................................................44
         SECTION IX.3        REPAYMENT TO COMPANY............................................................44
         SECTION IX.4        REINSTATEMENT...................................................................44
ARTICLE X            SUBORDINATION OF INVESTMENT NOTES.......................................................45
         SECTION X.1         SUBORDINATION...................................................................45
         SECTION X.2         DISTRIBUTION OF ASSETS, ETC.....................................................45
         SECTION X.3         SUBROGATION.....................................................................47
         SECTION X.4         OBLIGATION OF THE COMPANY UNCONDITIONAL.........................................47
         SECTION X.5         PAYMENTS ON INVESTMENT NOTES PERMITTED..........................................47
         SECTION X.6         EFFECTUATION OF SUBORDINATION BY TRUSTEE........................................48
         SECTION X.7         KNOWLEDGE OF TRUSTEE............................................................48
         SECTION X.8         TRUSTEE MAY HOLD SENIOR INDEBTEDNESS............................................48
         SECTION X.9         RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS NOT IMPAIRED...........................48
         SECTION X.10        ALTERATION OF SENIOR INDEBTEDNESS...............................................48
         SECTION X.11        ARTICLE APPLICABLE TO PAYING AGENTS.............................................49
         SECTION X.12        TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR INDEBTEDNESS........................49
 ARTICLE XI           REDEMPTION.............................................................................49
         SECTION XI.1        REDEMPTION AT THE COMPANY=S OPTION..............................................49
         SECTION XI.2        NOTICES TO TRUSTEE..............................................................49
         SECTION XI.3        SELECTION OF INVESTMENT NOTES TO BE REDEEMED....................................49
         SECTION XI.4        NOTICE OF REDEMPTION............................................................50
         SECTION XI.5        EFFECT OF NOTICE OF REDEMPTION..................................................51
         SECTION XI.6        DEPOSIT OF REDEMPTION PRICE.....................................................51
         SECTION XI.7        INVESTMENT NOTES REDEEMED IN PART...............................................51
         SECTION XI.8        REPURCHASING OF INVESTMENT NOTES................................................51
         SECTION XI.9        REDEMPTION AT THE ELECTION OF HOLDER UPON DEATH OR TOTAL PERMANENT DISABILITY...52
         SECTION XI.10       REDEMPTION OF MONEY MARKET NOTES AT THE ELECTION OF THE HOLDER..................52
 ARTICLE XII          IMMUNITY OF DIRECTORS, OFFICERS, EMPLOYEES AND STOCKHOLDERS............................53
         SECTION XII.1       EXEMPTION FROM INDIVIDUAL LIABILITY.............................................53
 ARTICLE XIII         INVESTMENT NOTES IN DEFINITIVE FORM....................................................53
         SECTION XIII.1      FORMS GENERALLY.................................................................53

         THIS INDENTURE, dated as of ___________, 2003, by and between Levitt Corporation, a corporation duly organized and existing under the laws of the State of Florida ("the Company"), and U.S. Bank National Association, a national banking association, as trustee (the "Trustee").

         The Company and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders of the unsecured, ___% 12 Month Subordinated Investment Notes, ___% 24 Month Subordinated Investment Notes, ___% 36 Month Subordinated Investment Notes, ___% 48 Month Subordinated Investment Notes and ___% Money Market Investment Notes of the Company issued pursuant to the Company's registration statement on Form S-1 declared effective by the Securities and Exchange Commission on or about ______, 2003:

                                    ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.1  DEFINITIONS.
             -----------

         For all purposes of this Indenture and of any indenture supplemental hereto, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                  (2) the term "this Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof;

                  (3) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (4) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in effect on the date of execution of this Indenture; and

                  (5) all references in this instrument to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this instrument as originally executed; the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

         "Account" means the record of beneficial ownership of a Security maintained by the Company.

         "Act" when used with respect to any Holder has the meaning specified in
Section 1.4.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with") when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

         "Authorized Newspaper" means a newspaper of general circulation in the relevant area, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays. Whenever successive weekly publications in an Authorized Newspaper are required hereunder they may be made (unless otherwise expressly provided herein) on the same or different days of the week and in the same or different Authorized Newspapers.

         "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day" means each day which is neither a Saturday, Sunday nor other day on which banking institutions in the State of Florida are authorized by law or required by executive order to close.

         "Capital Stock" means any and all shares, interests, participation rights or other equivalents (however designated) of corporate stock.

         "Capitalized Lease Obligation" means any lease obligation of a Person incurred with respect to any property (whether real, personal or mixed) acquired or leased by such Person and used in its business that is required to be recorded as a capitalized lease in accordance with generally accepted accounting principles.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

         "Company" means Levitt Corporation until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

         Company Request", "Company Order" and "Company Consent" mean, respectively, a written request, order or consent signed in the name of the Company by its Chairman of the Board of Directors, President or a Vice President, and delivered to the Trustee.

         "Confirmation Statement" has the meaning specified in Section 2.2.

         "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

         "Defaulted Interest" has the meaning specified in Section 2.6.

         "Event of Default" has the meaning specified in Section 5.1.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Holder" means a Person in whose name a Security is registered in the Register.

         "Indebtedness" means (i) all Obligations of the Company for borrowed money (whether or not the recourse of the lender is to the whole of the assets of the Company or only to a portion thereof), (ii) all indebtedness of the Company which is evidenced by a note, debenture, bond or other similar instrument, including Capitalized Lease Obligations, (iii) all indebtedness of the Company representing the unpaid balance of the purchase price of any goods or other property or balance owed for any services rendered, (iv) all indebtedness of the Company, including Capitalized Lease Obligations incurred, assumed or given in an acquisition (whether by way of purchase, merger or otherwise) of any business, real property or other assets, (v) any indebtedness of others described in the preceding clauses (i), (ii), (iii) and (iv) that the Company has guaranteed or for which it is otherwise liable and (vi) any amendment, renewal, extension, deferral, modification, restructuring or refunding of any such indebtedness, obligation or guarantee.

         "Interest Accrual Date" means with respect to any Security, the date the Company accepts funds for the purchase of the Security if such funds are received by 3:00 p.m. (EDT) on a Business Day, or if such funds are not so received, on the next Business Day.

         "Interest Payment Date" means such date as determined by the Holder and the Company or, if such day is not a Business Day, the Business Day immediately following such day.

         "Investment Note" or "Investment Notes" means the Company's __% 12 Month Subordinated Investment Notes, ___% 24 Month Subordinated Investment Notes, ___% 36 Month Subordinated Investment Notes and ___% 48 Month Subordinated Investment Notes issued and delivered under this Indenture.

         "Maturity Date" when used with respect to any Investment Note means the date specified in such Investment Note as the fixed date on which the principal of such Investment Note is due and payable, as such Maturity Date may be extended or renewed as provided herein.

         "Maturity Record Date" means, with respect to an Investment Note, fifteen (15) days prior to the Maturity Date or redemption date applicable to such Investment Note.

         "Money Market Note" or "Money Market Notes" means the Company's unsecured, __% Money Market Subordinated Investment Notes.

         "Obligations" means, with respect to any Indebtedness, any principal, premium, interest, penalties, fees and other liabilities payable from time to time and obligations performable under the documentation governing such Indebtedness.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board of Directors, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may, except as otherwise expressly provided in this Indenture, be counsel for the Company.

         "Outstanding" when used with respect to the Securities means, as of the date of determination, the outstanding balances of all Accounts representing the Securities maintained by the Registrar (or, if Accounts are exchanged for fully registered notes in definitive form pursuant to Section 2.7(b) hereof, then all Securities theretofore authenticated and delivered under this Indenture) except:

                  (i) Securities the principal amount of which is considered paid under Section 3.1 hereof; and

                  (ii) Securities for whose payment money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent in trust for the Holders of such Securities;

provided, however, that in determining whether the Holders of the requisite principal amount of Securities Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded.

         "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company. The Company or any of its subsidiaries may act as Paying Agent.

         "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment" means a city or political subdivision thereof designated as such by the Company in accordance with the terms of this Indenture.

         "Principal Corporate Trust Office" means the principal corporate trust office of the Trustee at the location set forth in Section 1.5 or at such other location as the Trustee may from time to time designate by written notice to the Company.

         "Redemption Price" means, with respect to any Security to be redeemed, the principal amount of such Security plus any premium thereon plus the interest accrued but unpaid to the date of such redemption.

         "Register" and "Registrar" shall mean the definition specified in
Section 2.3.

         "Regular Record Date" for the interest payable on any Interest Payment Date means the close of business on the date fifteen (15) days prior to such Interest Payment Date.

         "Responsible Officer" when used with respect to the Trustee means the chairman or the vice chairman of the board of directors, the chairman or vice chairman of the executive committee of the board of directors, the president, any vice-president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Responsible Officer of the Company" shall mean the Chairman or Vice Chairman of the Board of Directors, the President, any Vice-President, the Treasurer, the Controller or the Secretary of the Company.

         "Security" or "Securities" means the Investment Notes and the Money Market Notes.

         "Senior Indebtedness" means any and all Indebtedness of the Company (whether outstanding on the date hereof or hereafter created), except for any particular Indebtedness, which expressly provides that such Indebtedness shall be subordinate or shall rank pari passu in right of payment to the Securities.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 2.6.

         "Subsidiary" means, with respect to the Company, any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, officers or trustees thereof is at the time owned in the aggregate, directly or indirectly, by the Company and its Subsidiaries.

         "Total Permanent Disability" means a determination by a physician acceptable to the Company that the Holder of an Investment Note, who was gainfully employed on a full-time basis at the date of issuance of such Investment Note is unable to work on a full time basis during the succeeding twenty-four (24) months. For purposes of this definition, "working on a full-time basis" shall mean working at least forty (40) hours per week.

         "Trustee" means U.S. Bank National Association, a national banking association, until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

         "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. ss.ss.77aaa-77bbbb), as in force at the date as of which this instrument was executed, except as provided in Section 7.5.

         "U.S. Government Obligations" means direct obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged.

         "Vice President" when used with respect to the Company or the Trustee means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

SECTION 1.2         COMPLIANCE CERTIFICATES AND OPINIONS.
                    ------------------------------------

         Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee at the Trustee's request an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto; and

                  (b) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 1.3         FORM OF DOCUMENTS DELIVERED TO TRUSTEE.
                    --------------------------------------

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such counsel's certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that such certificate or opinion or representations are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 1.4         ACTION BY HOLDERS.
                    -----------------

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by (i) one or more instruments of substantially similar tenor signed by such Holders in person or by agent or proxy duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 6.1 and 6.3) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or association or a member of a partnership or an employee of a public or governmental agency on behalf of such corporation, association, partnership or agency, or by an agent or fiduciary, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         (c) The ownership of Securities shall be proved by the Register or by a certificate of the Registrar thereof.

         (d) At any time prior to the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action, any Holder which has consented to such action may, by filing written notice with the Trustee at its Principal Corporate Trust Office and upon proof of holding as provided in this Section 1.4, revoke such action so far as concerns such Securities. Except as aforesaid, any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders of such Security and of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities specified in the Indenture in connection with such action shall be conclusive and binding upon the Company, the Trustee and the Holders of all of the Securities.

         (e) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other action, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action may be given before or after such record date, but only Holders of record at the close of business on such record date shall be deemed to be the Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six (6) months after the record date.

SECTION 1.5         NOTICES, ETC., TO TRUSTEE AND COMPANY.
                    -------------------------------------

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if and only if made, given, furnished or filed in writing to or with the Corporate Trust Department of the Trustee at the Principal Corporate Trust Office which at the date of this Indenture is 101 East Fifth Street, St. Paul, Minnesota 55101-1860, attention: Richard Prokosch, or

                  (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid, to the Company addressed to it at 1750 East Sunrise Boulevard, Ft. Lauderdale, Florida 33304, to the attention of the Corporate Secretary, or at any other address furnished in writing to the Trustee by the Company with a copy to Stearns Weaver Miller Weissler Alhadeff & Sitterson, P.A., 150 West Flagler Street, Miami, Florida 33130, attention: Alison W. Miller.

SECTION 1.6         NOTICES TO HOLDERS; WAIVER.
                    --------------------------

         Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first class, postage prepaid, to each Holder affected by such event, at his address as it appears on the Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case, by reason of the suspension of or irregularities in regular mail service, it shall be impractical to mail notice of any event to Holders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

         In case, by reason of the suspension of publication of any Authorized Newspaper, or by reason of any other cause, it shall be impossible to make publication of any notice in an Authorized Newspaper or Authorized Newspapers as required by this Indenture, then such method of publication or notification as shall be made with the approval of the Trustee shall constitute a sufficient publication of such notice.

SECTION 1.7         CONFLICT WITH TRUST INDENTURE ACT.
                    ---------------------------------

         This Indenture is subject to the TIA and if any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of TIA, such required provision shall control.

SECTION 1.8         EFFECT OF HEADINGS AND TABLE OF CONTENTS.
                    ----------------------------------------

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.9         SUCCESSORS AND ASSIGNS.
                    ----------------------

         All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 1.10        SEPARABILITY CLAUSE.
                    -------------------

         In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 1.11        BENEFITS OF INDENTURE.
                    ---------------------

         Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 1.12       LEGAL HOLIDAYS.
                   --------------

         In any case where the date of an Interest Payment Date or the Maturity Date of any Security shall not be a Business Day, then (notwithstanding any other provision of the Securities or this Indenture) payment of the principal of, or interest on, any Securities need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Interest Payment Date or Maturity Date.

SECTION 1.13      GOVERNING LAW.
                  -------------

         This Indenture and the Securities issued hereunder shall be controlled, construed and enforced in accordance with the laws of the State of Florida applicable to contracts made and to be performed entirely in that State.

                                   ARTICLE II

                                 THE SECURITIES

SECTION 2.1      GENERAL TERMS OF THE SECURITIES.
                 -------------------------------

         (a) The outstanding aggregate principal amount of Securities outstanding at any time is limited to $100 million, provided, however, that the Company and the Trustee may, without the consent of any Holder, increase such aggregate principal amount of Securities which may be outstanding at any time. The Securities may be subject to notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject or usage.

         (b) The Securities (i) shall not be evidenced by a promissory note, (ii) are non-negotiable debt instruments and (iii) absent an exchange for fully registered notes in definitive form pursuant to Section 2.7(b) hereof, shall only be issued in book-entry form. The record of beneficial ownership of the Securities shall be maintained and updated by the Company through the establishment and maintenance of Accounts. Each Security shall be in such denominations as may be designated from time to time by the Company but in no event in an original denomination less than $1,000. Separate purchases may not be cumulated to satisfy the minimum denomination requirements.

         (c) Each Investment Note shall have a term (subject to renewal or extension) of not less than twelve (12) months and not greater than forty-eight
(48) months. Each Money Market Note shall have no stated maturity and shall be redeemable in increments of $1,000 (except in the case of the redemption of the entire account) at the option of the Holder upon written notice to the Company as provided in Article XI of this Indenture. The payment due upon redemption shall be made within ten (10) Business Days of the Company's receipt of such notice from the Holder.

         Each Investment Note shall bear interest from and commencing on its Interest Accrual Date at its respective designated rate of interest. The interest rate will be fixed for the term of the Investment Notes upon issuance. Each Money Market Note shall bear interest from and commencing on its Interest Accrual Date at ___%; provided, however, that the interest rate on the Money Market Notes may be adjusted by the Company from time to time in its sole discretion. The Company shall provide written notice to all Holders of the Money Market Notes at least 14 days prior to any decrease in the interest rate to be paid thereon, which notice shall set forth the new interest rate to be paid and the effective date of such change. The Company shall have the right to increase the interest rate paid on the Money Market Notes at any time without prior written notice to the Holders of the Money Market Notes.

         Interest on an Investment Note shall be simple interest and the Holder thereof may elect to have interest paid monthly, on the fifteenth day of each calendar month; quarterly, on January 15, April 15, July 15 and October 15; semi-annually, on January 15 and July 15; annually, on January 15; or upon maturity. A Holder may change this election once during the term of the Investment Note. To the extent any applicable interest payment date is not a Business Day, then interest shall be paid instead on the next succeeding Business Day.

         Interest on a Money Market Note shall be simple interest and will be payable on a monthly basis at the end of each calendar month on any Account with a balance of $1,000 or more. No interest will be paid on any Account for any day during which the principal balance of such Account is less than $1,000. All interest payments on the Money Market Notes shall be approved prior to payment by the Company's Treasurer.

         (d) An Investment Note shall be renewed automatically for the same term, and shall be deemed to have been renewed by the Holder thereof as of the Maturity Date unless (i) the Holder has requested repayment of the Investment
Note in writing no earlier than ninety (90) days and no later than sixty (60) days prior to the Maturity Date of such Investment Note (subject, however, to Section 2.1(e) below), (ii) the Company has noticed its intention to repay such Investment Note at least seven (7) days prior to the Maturity Date or (iii) the Company has previously exercised its right pursuant to Section 2.1(e) below to automatically extend the Maturity Date of the Investment Note for an additional one (1) year period. An Investment Note will continue to renew, as described herein, absent a permitted action by either the Holder or the Company. Interest shall continue to accrue from the first day of such renewed term. Such Investment Note, as renewed, will continue subject to all of its provisions, including provisions relating to payment of interest and redemption, and shall retain the same interest rate established in connection with its original term.

         The Company shall provide each Holder a written notice at least ninety
(90) days prior to the Maturity Date of the Investment Note held by such Holder notifying such Holder (i) of the pending maturity of the Investment Note, and
(ii) that the automatic renewal provision described in the preceding paragraph will take effect unless the Holder requests payment or the Company elects to repay the Investment Note (as described in the preceding paragraph). If the Company gives notice to a Holder of the Company's intention to repay an Investment Note at maturity, no interest will accrue after the Maturity Date for such Investment Note.

         (e) Notwithstanding the election of a Holder to request repayment of his or her Investment Note on the Maturity Date, the Company may elect, in its discretion, at any time prior to the Maturity Date of an Investment Note, to extend the Maturity Date of such Investment Note for an additional one (1) year period by providing the Holder written notice of such election within seven (7) days after the Holder's election has been made. The Company's right to automatically extend the Maturity Date of an Investment Note for the additional one (1) year period may be exercised only once, and after the Maturity Date of an Investment Note has been automatically renewed pursuant to Section 2.1(d) above or extended for the additional one (1) year period by the Company pursuant to this provision, such Investment Note shall not be subject to any additional extensions or renewals of its Maturity Date, including the automatic renewal provisions of Section 2.1(d) hereof.

         (f) At its option, the Company may redeem a Security in whole or in part, at any time at a redemption price equal to the principal amount of such Security plus the interest accrued but unpaid to the date of redemption. Investment Notes with a remaining duration of greater than one (1) year are subject to early repayment at the election (i) of the Holder upon the occurrence of a Total Permanent Disability of such Holder (or if such Investment Note is held jointly, upon the Total Permanent Disability of one of such record Holders), (ii) of a Holder's estate after a Holder's death or (iii) if such Investment Note is held jointly, of a Holder upon the death of the other joint Holder. Otherwise, Holders will have no right to demand early repayment. The Company may modify its policy on redemptions after death or Total Permanent Disability provided that any change in such policy shall not affect any Outstanding Investment Note.

         (g) The Securities are junior in right of payment to the Company's existing and future Senior Indebtedness.

         (h) The Securities are not guaranteed or secured by any lien on any of the Company's assets. The Company will not be required to contribute, as a means of repaying the Securities upon the Maturity Date, funds to a separate fund, such as a sinking fund.

         (i) The terms and provisions contained in the Securities shall constitute, and are hereby expressly made, a part of this Indenture and to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, and the Holders by accepting the Securities, expressly agree to such terms and provisions and to be bound thereby. In case of a conflict, the provisions of this Indenture shall control.

SECTION 2.2                CONFIRMATION STATEMENT.
                           ----------------------

         A Security shall not be validly issued until an Account is established by the Company in the name of the purchaser. Promptly after issuance, a confirmation statement (a "Confirmation Statement") confirming the issuance of the Security shall be delivered to the purchaser.

SECTION 2.3                REGISTRAR AND PAYING AGENT.
                           --------------------------

         The Company shall maintain (i) an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar") and (ii) an office or agency where Securities may be presented for payment ("Paying Agent"). The Registrar shall keep a register (the "Register") of the Securities and of their transfer and exchange. The Register shall contain a list of all of the Accounts reflecting the beneficial ownership of the Securities. The Company may appoint one or more co-registrars and one or more additional paying agents. The term "Registrar" includes any co-registrar, and the term "Paying Agent" includes any additional paying agent. The Company may change any Paying Agent or Registrar without prior notice to any Holder; provided that the Company shall promptly notify the Holders of the name and address of any Agent not a party to this Indenture. The Company may act as Paying Agent and/or Registrar. In the event the Company uses any Agent other than the Company or the Trustee, the Company shall enter into an appropriate agency agreement with such Agent, which agreement shall incorporate the provisions of the TIA. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, or fails to give the foregoing notice, the Trustee shall act as such, and shall be entitled to appropriate compensation in accordance with Section 6.7 hereof.

         The Company shall be the initial Registrar and Paying Agent. The Company initially appoints the Trustee as agent for service of notices and demands in connection with the Securities. The Company shall act as Paying Agent until such time as the Company gives the Trustee written notice otherwise.

SECTION 2.4                TRANSFER AND EXCHANGE.
                           ---------------------

         (a) The Securities are non-negotiable instruments and cannot be transferred without the prior written consent of the Company (which consent shall not be unreasonably withheld). Requests to the Company for the transfer of the Accounts maintained for the benefit of the Holders of the Securities shall be:

                  (i) duly executed by the current holder of the Account, as reflected on the Register as of the date of receipt of such transfer request, or his attorney duly authorized in writing;

                  (ii) accompanied by the written consent of the Company to the transfer; and

                  (iii) if requested by the Company, an opinion of Holder's counsel (which counsel shall be reasonably acceptable to the Company) that the transfer does not violate any applicable securities laws and/or a signature guarantee.

Upon transfer of a Security, the Company will provide the new registered owner of the Security with a Confirmation Statement which will evidence the transfer of the Account on the Company's records.

         (b) The Company may assess service charges to a Holder for any registration of transfer or exchange, and the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.

         (c) The Company shall treat the individual or entity listed on each Account maintained by or on behalf of the Company as the absolute owner of the Security represented thereby for purposes of receiving payments thereon and for all other purposes whatsoever.

SECTION 2.5 PAYMENT OF INTEREST AND PRINCIPAL; INTEREST AND PRINCIPAL RIGHTS PRESERVED.
                ----------------------------------------------------------

         (a) Each Security shall bear interest from and commencing on its Interest Accrual Date at its respective rate of interest. The Holder of an Investment Note may elect to have interest paid monthly, quarterly, semi-annually, annually, or upon maturity as specified upon issuance and confirmed in the Confirmation Statement. To the extent any applicable interest payment date is not a Business Day, then interest shall be paid instead on the next succeeding Business Day.

         (b) Each Security shall accrue interest at the rate specified for such Security and such interest shall be payable on each Interest Payment Date, until the principal thereof becomes due and payable. Any installment of interest payable on a Security that is caused to be punctually paid or duly provided for by the Company on the applicable Interest Payment Date shall be paid to the Holder in whose name such Security is registered in the Register on the applicable Regular Record Date with respect to the Securities outstanding, by check mailed to such Holder's address as it appears in the Register on such Regular Record Date. The payment of any interest payable in connection with the payment of any principal payable with respect to such Security on a Maturity Date or redemption date shall be payable as provided below. Any installment of interest not punctually paid or duly provided for shall be payable in the manner and to the Holders specified in Section 2.6. The interest rate paid on the Money Market Notes shall be adjusted by the Company from time to time in its sole discretion. The Company shall provide written notice to all Holders of Money Market Notes at least 14 days prior to any decrease in the interest rate to be paid thereon, which notice shall set forth the new interest rate to be paid and the effective date of such change. The Company shall have the right to increase the interest rate paid on the Money Market Notes at any time without prior notice to the Holders of the Money Market Notes.

         (c) Each of the Investment Notes shall have a Maturity Date of principal as shall be indicated in each such Investment Note. The principal of each Investment Note shall be paid in full no later than the Maturity Date originally indicated in the Confirmation Statement unless the term of such Investment Note is extended pursuant to Section 2.1(d) or (e) hereof or such Investment Note becomes due and payable at an earlier date by acceleration, redemption or otherwise. Each of the Money Market Notes shall have no stated maturity.

         (d) The principal payment made on any Investment Note on any Maturity Date (or the Redemption Price of any Investment Note required to be redeemed), and any accrued interest thereon, shall be payable on or after the Maturity Date or redemption date therefor at the office or agency of the Company maintained by it for such purpose or at the office of any Paying Agent for such Investment Note. The principal payment made on any Money Market Note on any redemption date and any accrued interest thereon shall be payable within ten Business Days of the Company's receipt of written notice executed by the Holder or his duly authorized representative on a form acceptable to the Company at the office or agency of the Company maintained by it for such purpose pursuant to
Section 2.3 hereof or at the office of any Paying Agent for such Money Market Notes. All such payments made upon redemption of the Money Market Notes shall be made in U.S. Dollars.

         (e) Notwithstanding any of the foregoing provisions with respect to payments of principal of and interest on the Securities, if the Securities have become or been declared due and payable following an Event of Default, then payments of principal of and interest on the Securities shall be made in accordance with Article V hereof.

         (f) All computations of interest due with respect to any Security shall be computed as simple interest on the basis of a 360-day year of twelve 30-day months.

         (g) The Company shall pay the principal and interest on the Securities by check mailed to each Holder's address as it appears in the Security Register on the applicable Regular Record Date.

SECTION 2.6                DEFAULTED INTEREST.
                           ------------------

         If the Company defaults in a payment of interest on any Security, it shall pay the defaulted interest plus, to the extent lawful, any interest payable on the defaulted interest (together, the "Defaulted Interest"), to the Holder of such Security on a subsequent Special Record Date, which date shall be at the earliest practicable date but in all events at least five (5) Business Days prior to the payment date, in each case at the rate provided in the Security. The Company shall, with written notification to the Trustee, fix or cause to be fixed each such Special Record Date and payment date. At least fifteen (15) days before any such Special Record Date, the Company (or the Trustee, in the name of and at the expense of the Company) shall mail to Holders a notice that states (i) the Special Record Date, (ii) the related payment date and (iii) the amount of such interest to be paid.

SECTION 2.7                BOOK-ENTRY REGISTRATION.
                           -----------------------

         (a) The Registrar shall maintain a book-entry registration and transfer system through the establishment of Accounts for the benefit of Holders of Securities as the sole method of recording the ownership and transfer of ownership interests in such Securities. The registered owners of the Accounts established by the Company in connection with the purchase or transfer of the Securities shall be deemed to be the Holders of the Securities outstanding for all purposes under this Indenture. The Company shall promptly notify the Registrar (if the Registrar is other than the Company) of the acceptance of a subscriber's order to purchase a Security and the Company shall credit its book-entry registration and transfer system to the Account of each Security purchaser, the principal amount of such Security owned of record by the purchaser. The total amount of any principal and/or interest due and payable to book-entry owners of the Accounts maintained by the Company as provided in this Indenture shall be credited to such Accounts by the Company within the time frames provided in this Indenture.

         The Company shall notify the Trustee no less frequently than monthly of the establishment of new Accounts and the transfer of existing Accounts.

         (b) Book-entry interests in the Accounts evidencing ownership of the Securities are exchangeable for fully registered notes in definitive form in those names as the Company directs only if:

                  (1) the Company, at its option, advises the Trustee in writing of the Company's election to terminate the book-entry system; or

                  (2) after the occurrence of an Event of Default under the
         Indenture: (i) Holders aggregating more than a majority of the Outstanding amount of the Securities advise the Trustee in writing that the continuation of a book-entry system is no longer in the best interests of such Holders of the Securities and (ii) the Trustee notifies all Holders of the occurrence of any such Event of Default and the availability of definitive notes to Holders of the Securities requesting such notes in definitive form.

         (c) Subject to the exception described above in Section 2.7(b) hereof, the book-entry interests in the Securities shall not otherwise be exchangeable for fully registered notes in definitive form.

SECTION 2.8           PERIODIC STATEMENTS.
                      -------------------

         The Company shall send each Holder via U.S. mail no later than the tenth (10) Business Day after each quarter end in which such Holder had an Outstanding balance in such Holder's Account, a statement which indicates as of the calendar month end preceding the mailing: (i) the balance of such Account,
(ii) any accrued interest, (iii) withdrawals made, if any and (iv) in the case of Holders of Money Market Notes, the interest rate paid on such Account as of the date of the statement.

SECTION 2.9           MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.
                      ------------------------------------------------

         (a) In the event that Securities have been issued in definitive form pursuant to Section 2.7(b) hereof, and if (i) any mutilated Security is surrendered to the Trustee, or if the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and
(ii) there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security, a new Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

         (b) In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay or authorize the payment of such Security (without surrender thereof except in the case of a mutilated Security) if the applicant for such payment shall furnish to the Company such security or indemnity as it may require to save it harmless and, in the case of destruction, loss or theft, evidence to the satisfaction of the Company of the destruction, loss or theft of such Security and of the ownership thereof.

         (c) Upon the issuance of any new Security under this Section 2.9, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         (d) The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 2.10          HOLDER LISTS.
                      ------------

         The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of the Holders of the Securities and shall otherwise comply with TIA ss.312(a).

SECTION 2.11     CANCELLATION.
                 ------------

         At any time, the Company may notify the Trustee of the cancellation of Securities and, in the event fully registered notes in definitive form have been issued pursuant to Section 2.7(b) hereof, the Company may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities in definitive form surrendered to them for registration of transfer, exchange or payment. The Trustee shall cancel all Securities surrendered for transfer, exchange, payment, replacement or cancellation and shall destroy such canceled Securities (subject to the record retention requirement of the Exchange Act) and deliver a certificate of such destruction to the Company, unless the Company otherwise directs.

SECTION 2.12    EXECUTION, AUTHENTICATION AND DELIVERY.
                ---------------------------------------

         Securities issued in definitive form pursuant to Section 2.7(b) hereof, bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities. At any time and from time to time after the execution and delivery of this Indenture and subject to Section 2.7(b), the Company may deliver such Securities executed by the Company to the Trustee for authentication, together with a Company Order of the authentication and delivery of such Securities; and the Trustee shall authenticate and deliver such Securities as in this Indenture provided and not otherwise. All Securities shall be dated the date of their authentication. No Security in definitive form shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication executed by the Trustee; and such certificate upon any Security in definitive form shall be conclusive evidence, and the only evidence, that such has been duly authenticated and delivered hereunder.



                                   ARTICLE III

                                    COVENANTS

SECTION 3.1    PAYMENT OF PRINCIPAL AND INTEREST.
               ---------------------------------

         The Company will duly and punctually pay the principal of and interest on the Securities in accordance with the terms of the Securities and this Indenture. Principal and interest shall be considered paid on the date due if the Paying Agent, if other than the Company, holds at least one Business Day before that date money deposited by the Company in immediately available funds and designated for and sufficient to pay all principal and interest then due; provided, however, that principal and interest shall not be considered paid within the meaning of this Section 3.1 if money is held by the Paying Agent for the benefit of holders of Senior Debt pursuant to the provisions of Article X hereof. Such Paying Agent shall return to the Company, no later than five (5) days following the date of payment, any money (including accrued interest) that exceeds such amount of principal and interest paid on the Securities in accordance with this Section 3.1.

SECTION 3.2      MAINTENANCE OF OFFICE OR AGENCY.
                 -------------------------------

         The Company will maintain an office or agency in the Place of Payment where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served and where Securities may be surrendered for payment and for registration of transfer or for exchange. The Company will give prompt written notice to the Trustee of the location, and of any change in the location, of such office or agency. If at any time the Company shall fail to maintain such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, notices and demands may be made or served at the Principal Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such notices, demands, presentations and surrenders.

SECTION 3.3      MONEY FOR SECURITY PAYMENTS TO BE HELD IN TRUST.
                 -----------------------------------------------

         If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure to so act.

         Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of or interest on any of the Securities, deposit with a Paying Agent a sum sufficient to pay the principal or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such sums, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of principal of or interest on the Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal or interest; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or interest on any Security and remaining unclaimed for two (2) years after such principal or interest has become due and payable, shall be paid to the Company upon Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in the Place of Payment, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than thirty (30) days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

                  The Trustee and the Paying Agent shall promptly pay to the Company upon Company Request any excess money or securities held by them at any time.

SECTION 3.4   PAYMENT OF TAXES AND OTHER CLAIMS.
              ----------------------------------

         The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, all material taxes, assessments and governmental charges levied or imposed upon it or upon its income, profits or property; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment or charge whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 3.5   MAINTENANCE OF PROPERTIES.
              -------------------------

         The Company will, in all material respects, cause all its properties and the properties of its Subsidiaries used or useful in the conduct of the business of the Company and its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company or a Subsidiary from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business and is not disadvantageous in any material respect to the Holders.

SECTION 3.6         STATEMENT AS TO COMPLIANCE.
                    --------------------------

         The Company will deliver to the Trustee, within one hundred twenty
(120) days after the end of each fiscal year of the Company, a written statement signed by the President or a Vice President and by the Chief Financial Officer, the Treasurer, an Assistant Treasurer, the Controller or an Assistant Controller of the Company, stating, as to each signatory thereof, that:

                  (1) a review of the activities of the Company during such year and of performance under this Indenture has been made under his or her supervision, and

                  (2) to the best of his or her knowledge, based on such review, the Company has performed and fulfilled all of its obligations under this Indenture throughout such year, or, if an Event of Default shall have occurred, specifying each such Event of Default known to the signatory and the nature and status thereof.

         The Company will, so long as any of the Securities are Outstanding, deliver to the Trustee, forthwith upon becoming aware of any Event of Default, an Officer's Certificate specifying such Event of Default.

SECTION 3.7         CORPORATE EXISTENCE.
                    -------------------

         Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence, rights (charter and statutory) and franchises of the Company and it Subsidiaries; provided, however, that the Company shall not be required to preserve any right or franchise of the Company or its Subsidiaries if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company or its Subsidiaries and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 3.8         RESTRICTIONS ON DIVIDENDS, REDEMPTIONS AND OTHER PAYMENTS.
                    ---------------------------------------------------------

         The Company shall not declare or pay any dividends on, or purchase, redeem or otherwise acquire for value, any of its Capital Stock now or hereafter outstanding (other than redemption or repurchase of the Securities in accordance with the terms of this Indenture) or return any capital to holders of its Capital Stock as such, or make any distribution of assets to holders of its Capital Stock as such, unless, on the date of any such dividend declaration (a "Declaration Date") or the date of any such purchase, redemption, payment or distribution specified above the Company is not in default in the payment of interest on the Securities and no Event of Default has occurred or is continuing.

                                   ARTICLE IV

                        HOLDERS' LISTS AND REPORTS BY THE
                             TRUSTEE AND THE COMPANY

SECTION 4.1         COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.
                    ----------------------------------------------------------

         The Company shall furnish or cause to be furnished to the Trustee, within ten (10) days after the end of each quarter during the term of this Indenture and as of such other times as the Trustee may request in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities and the aggregate principal amount outstanding as of such quarter end; provided, however, that the Company shall not be required to furnish the Trustee the names and addresses of the Holders of Securities if the Trustee receives such names and addresses in its capacity as Registrar. The Company shall otherwise comply with TIA ss.312(a).



SECTION 4.2         PRESERVATION OF INFORMATION; COMMUNICATIONS  TO HOLDERS.
                    --------------------------------------------------------

         (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Securities contained in the most recent list furnished to the Trustee as provided in
Section 4.1 and the names and addresses of Holders of Securities received by the Trustee at any time that it is acting as Registrar (if so acting). The Trustee may destroy any list furnished to it as provided in Section 4.1 upon receipt of a new list so furnished.

         (b) The Trustee shall comply with Section 312(b) of the TIA. The Trustee, the Company, and any other Person shall have the protection of Section 312(c) of the TIA.

SECTION 4.3        REPORTS BY TRUSTEE.
                   ------------------

         (a) So long as the Securities are Outstanding, within sixty (60) days after May 15 of each year (the "Reporting Date"), the Trustee shall, if required by Section 313(a) of the TIA, transmit by mail to the Company and all Holders, as their names and addresses appear in the Register, a brief report dated as of such Reporting Date that complies with Section 313(a) of the TIA.

         (b) A copy of each such report shall, at the time of such transmission to the Company and the Holders, be filed by the Trustee with each securities exchange upon which the Securities are listed, and also with the Commission. The Company will notify the Trustee when the Securities are listed on any securities exchange.

SECTION 4.4        REPORTS BY COMPANY.
                   ------------------

         The Company will:

                  (1) file with the Trustee, within fifteen (15) days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it will file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (2) file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (3) transmit by mail to all Holders as their names and addresses appear in the Register, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and
(2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                  (4) furnish to the Trustee, not less often than annually, a certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants set forth in Article IV of this Indenture. For purposes of this paragraph, such compliance shall be determined without regard to any period of grace or requirement of notice provided under the Indenture.

                                    ARTICLE V

                                    REMEDIES

SECTION 5.1            EVENTS OF DEFAULT.
                       -----------------

         "Event of Default", wherever used herein means any one of the following events, continued for the period of time, if any, and after the giving of the notice, if any, therein designated, (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of any interest upon any Investment Note when it becomes due and payable, and continuance of such default for a period of thirty (30) days; or

                  (2) default in the payment of the principal of any Investment Note at its Maturity Date and continuance of such default for a period of thirty (30) days; or

                  (3) default in the performance, or breach, of any material covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in the performance or the breach of which is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of sixty (60) days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least a majority in aggregate principal amount of the Securities then Outstanding, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (4) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the Federal Bankruptcy Act or any other applicable Federal or State law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of ninety (90) consecutive days; or

                  (5) the institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Act or any other similar applicable Federal or State law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

SECTION 5.2       ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.
                  --------------------------------------------------

         If an Event of Default described in paragraphs (1), (2), (4) or (5) of
Section 5.1 occurs and is continuing, then and in every such case the Trustee or the Holders of not less than a majority in aggregate principal amount of the Securities then Outstanding may declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders), and upon any such declaration, such principal shall become immediately due and payable.

         At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Securities then Outstanding, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay:

                           (a) .....all overdue interest on all Securities;

                           (b) .....the principal of any Securities which have
                  become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities; and

                           (c) .....all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                  (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 5.3         SUITS FOR ENFORCEMENT BY TRUSTEE.
                    --------------------------------

         If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 5.4         TRUSTEE MAY FILE PROOFS OF CLAIM.
                    --------------------------------

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company, or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (1) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claim of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.7.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any in any such proceeding.

SECTION 5.5       TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.
                  -----------------------------------------------------------

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee. The Trustee will retain such enforcement rights without the possession of any of the Securities or the production thereof in any proceeding relating thereto. Any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 5.6        APPLICATION OF MONEY COLLECTED.
                   ------------------------------

         Any money collected by the Trustee pursuant to this Article shall, subject to Article X, be applied in the following order, at the date or dates fixed by the Trustee:

         First:      To the Trustee for amounts due under Section 6.7;

         Second:     To the Holders for amounts then due and unpaid upon the
Securities for principal and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest, respectively; and

         Third:      To the Company.

SECTION 5.7          LIMITATION ON SUITS.
                     -------------------

         No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (1) such Holder has previously given written notice to the Trustee and the Company of a continuing Event of Default;

                  (2) the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceedings; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such sixty (60) day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders of Securities shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Securities.

SECTION 5.8    UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL AND INTEREST.
               ----------------------------------------------------------------

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right which is absolute and unconditional to receive payment of the principal of and interest on such Security on the Maturity Date expressed in any Investment Note, as such Maturity Date may be extended or renewed in accordance with this Indenture, or on the redemption date of any Security, and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

SECTION 5.9   RESTORATION OF RIGHTS AND REMEDIES.
              ----------------------------------

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 5.10   RIGHTS AND REMEDIES CUMULATIVE.
               -------------------------------

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in Section 2.9 hereof, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 5.11   DELAY OR OMISSION NOT A WAIVER.
               -------------------------------

         No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 5.12   CONTROL BY HOLDERS.
               ------------------

         The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that:

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture; and

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 5.13   WAIVER OF PAST DEFAULTS.
               ------------------------

         The Holders of a majority in principal amount of the Outstanding Securities may, on behalf of the Holders of all the Securities, waive any past default hereunder and its consequences, except a default:

                  (1) in the payment of the principal of or interest on any Security; or

                  (2) in respect of a covenant or provision hereof which under
         Article VII cannot be modified or amended without the consent of the Holders of each Outstanding Security affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 5.14   UNDERTAKING FOR COSTS.
               ---------------------

         All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than ten percent (10%) in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of, or interest on, any Investment Note on or after the Maturity Date expressed in any Investment Note or after the redemption date of any Security, as applicable.

SECTION 5.15   WAIVER OF STAY OR EXTENSION LAWS.
               ---------------------------------

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VI

                                   THE TRUSTEE

SECTION 6.1    CERTAIN DUTIES AND RESPONSIBILITIES.
               ------------------------------------

         (a) Except during the continuance of an Event of Default,

                  (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee, and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

         (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

         (d) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 6.2        NOTICE OF DEFAULTS.
                   ------------------

         Within ninety (90) days after the occurrence of any default hereunder, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of any default of the character specified in Section 5.1(1) or (2), the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders; and provided, further, that in the case of any default of the character specified in Section 5.1(3), no such notice to Holders shall be given until at least sixty (60) days after the occurrence thereof. For the purpose of this Section, "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

SECTION 6.3         CERTAIN RIGHTS OF TRUSTEE.
                    -------------------------

         Except as otherwise provided in Section 6.1:

                  (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, Confirmation Statement, Security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

                  (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, Confirmation Statement, Security or other paper or document but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                  (8) the Trustee shall have no duty to inquire as to the performance of the Company's covenants in Article III hereof. In addition, the Trustee shall not be deemed to have knowledge of any Event of Default except any Event of Default of which the Trustee shall have received written notification or obtained actual knowledge.

SECTION 6.4       NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.
                  ------------------------------------------------------

         The recitals contained herein and in any Securities issued in definitive form pursuant to Section 2.7(b) hereof, except the certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture, the Confirmation Statements or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 6.5      MAY HOLD INVESTMENT NOTES.
                 -------------------------

         The Trustee, any Paying Agent, Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.8 and 6.12, if operative, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Registrar or such other agent.

SECTION 6.6      MONEY HELD IN TRUST.
                 -------------------

         Money held by the Trustee in trust hereunder shall be held in a separate interest-bearing account and such funds shall at all times be segregated from all other funds and assets owned or held by the Trustee. Any interest on any money received by the Trustee hereunder shall be for the benefit of the Company and shall be paid to the Company upon Company Request.

SECTION 6.7      COMPENSATION AND REIMBURSEMENT.
                 ------------------------------

         The Company agrees:

                  (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

SECTION 6.8      CORPORATE TRUSTEE REQUIRED; ELIGIBILITY; DISQUALIFICATION.
                 ---------------------------------------------------------

         There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America or of any State or Territory or of the District of Columbia or a corporation or other person permitted to act as Trustee by the Commission, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by Federal or State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Company nor any of its Affiliates shall serve as Trustee hereunder. The Trustee shall be subject to the provisions of Section 310(b) of the Trust Indenture Act. This Indenture shall always have a Trustee who satisfies the requirements of Section 310(a)(1) of the Trust Indenture Act.

         If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 6.9     RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.
                -------------------------------------------------

         (a) No resignation or removal of the Trustee and no appointment of a successor trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.10.

         (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within thirty (30) days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

         (d)   If at any time:

                  (1) the Trustee shall fail to comply with the provisions of
         Section 310(b) of the Trust Indenture Act after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security or Securities for at least six (6) months; or

                  (2) the Trustee shall cease to be eligible under Section 310(a) of the Trust Indenture Act and shall fail to resign after written request therefor by the Company or by any such Holder; or

                  (3) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (i) the Company, by a Board Resolution, may remove the Trustee and appoint a successor trustee, or (ii) subject to the provisions of
Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six (6) months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one (1) year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six (6) months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities as their names and addresses appear in the Register. Each notice shall indicate the name of the successor Trustee and the address of its Principal Corporate Trust Office.

SECTION 6.10   ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.
               ---------------------------------------

         Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the registration or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section 6.7. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all of such rights, power and trusts.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article VI.

SECTION 6.11 MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS OF TRUSTEE.
               --------------------------------------------------------------

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this
Article VI, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

SECTION 6.12  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.
              --------------------------------------------------

         The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship listed in Section 311(b) of the Trust Indenture Act. A trustee who has resigned or been removed shall be subject to
Section 311(a) of the Trust Indenture Act to the extent indicated therein.

                                   ARTICLE VII

                             SUPPLEMENTAL INDENTURES

SECTION 7.1   SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.
              --------------------------------------------------

         Without the consent of the Holders of any Securities, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1)      to cure any ambiguity, defect or inconsistency;

                  (2) to evidence the succession of another corporation to the Company, and the assumption by any such successor of the covenants of the Company contained herein and in the Securities;

                  (3) to provide for additional uncertificated or certificated Securities;

                  (4) to make any change that does not adversely affect the legal rights hereunder of any Holder, including but not limited to an increase in the aggregate dollar amount of Securities which may be outstanding under this Indenture;

                  (5) to modify or eliminate the right of the estate of a Holder or a Holder to cause the Company to redeem an Investment Note upon the death or Total Permanent Disability of a Holder pursuant to Article III; provided, however, that the Company may not modify or eliminate such right, as it may be in effect on the Issue Date, with respect to any Investment Note which was issued with such right. After an amendment under this subsection 7.1(5) becomes effective, the Company may mail to the Holders of each Investment Note then outstanding a notice briefly describing the amendment; or

                  (6) to comply with any requirements of the SEC in connection with the qualification of this Indenture under the TIA.

         The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Any supplemental indenture authorized by the provisions of this Section
7.1 may be executed by the Company and the Trustee without the consent of the Holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of Section 7.2.

SECTION 7.2                SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.
                           -----------------------------------------------

         With the consent of the Holders of not less than two-thirds in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may amend this Indenture or the Securities and enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Securities under this Indenture:

         However, without the consent of the Holder of each Investment Note affected, an amendment or waiver under this Section 7.2 may not (with respect to any Investment Note held by a nonconsenting Holder):

                  (1) reduce the principal amount of Investment Notes whose Holders must consent to an amendment, supplement or waiver;

                  (2) reduce the rate of or change the time for payment of interest, including default interest, on any Investment Note;

                  (3) reduce the principal of or change the fixed maturity of any Investment Note or alter the redemption provisions or the price at which the Company shall offer to purchase such Investment Note;

                  (4) make any Investment Note payable in money other than U.S. Dollars;

                  (5) make any change in Article X that adversely affects the rights of any Holders;

                  (6) waive a Default or Event of Default in the payment of principal of or interest on, or redemption payment with respect to, any Investment Note (except a rescission of acceleration of the Investment Notes by the Holders of at least a majority in aggregate principal amount of the Investment Notes and a waiver of the payment default that resulted from such acceleration);

                  (7) modify the provisions of this Section 7.2; or

                  (8) make any change in Section 5.8 or 5.13 above.


         Without the consent of each Holder of Money Market Notes affected, an amendment or waiver under this Section may not (with respect to any Money Market Note held by a nonconsenting Holder):

                  (9) reduce the principal amount (other than as a result of withdrawals made by the Holder) of a Money Market Note whose holder must consent to an amendment, supplement or waiver;

                  (10) reduce the rate of interest paid on the Money Market Notes, other than interest rate adjustments as provided in Article II hereof, or change the time for payment of interest, including Defaulted Interest, on any Money Market Security;

                  (11) reduce the principal of (other than as a result of withdrawals made by the Holder) or alter the redemption provisions or the price at which the Company shall offer to purchase such Money Market Notes;

                  (12) make any Money Market Note payable in money other than U.S. Dollars;

                  (13) make any change in Section 5.8 or 5.13 hereof;

                  (14) modify the provisions of this Section 7.2;

                  (15) make any change in Article X that adversely affects the rights of any Holders; or

                  (16) waive a Default or Event of Default in the payment of principal of or interest on, or redemption payment with respect to, any Money Market Note (except a rescission of acceleration of the Securities by the Holders of at least a majority in aggregate principal amount of the Securities and a waiver of the payment default that resulted from such acceleration.

         It shall not be necessary for the consent of the Holders under this
Section 7.2 to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

         After an amendment or waiver under this Section 7.2 becomes effective, the Company shall mail to the Holders of each Security affected thereby a notice briefly describing the amendment or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture or waiver. Subject to Sections 5.8 and 5.13 hereof, the Holders of a majority in principal amount of the Securities then outstanding may waive compliance in a particular instance by the Company with any provision of this Indenture or the Securities.

SECTION 7.3    EXECUTION OF SUPPLEMENTAL INDENTURES.
               ------------------------------------

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 7.4    EFFECT OF SUPPLEMENTAL INDENTURES.
               ---------------------------------

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders of Securities shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and such supplemental indenture shall form a part of this Indenture for any and all purposes; and every Holder of Securities theretofore or thereafter issued and delivered thereunder shall be bound thereby.

SECTION 7.5    CONFORMITY WITH TRUST INDENTURE ACT.
               -----------------------------------

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the TIA as then in effect.

SECTION 7.6    NOTATION ON OR EXCHANGE OF SECURITIES.
               -------------------------------------

         The Company or the Trustee may place an appropriate notation about an amendment or waiver on any Security, if certificated, or any Account statement. Failure to make any such notation or issue a new note shall not affect the validity and effect of such amendment or waiver.

SECTION 7.7    SUBORDINATION UNIMPAIRED.
               ------------------------

         No supplemental indenture executed pursuant to this Article shall affect the superior position of the holders of Senior Indebtedness with respect to such Securities.


                                  ARTICLE VIII

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 8.1     COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.
                ----------------------------------------------------

         The Company shall not consolidate with or merge into any other corporation or convey or transfer its property and assets substantially as an entirety to any Person, unless:

                  (1) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                  (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

                  (3) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article VIII and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 8.2     SUCCESSOR CORPORATION SUBSTITUTED.
                ---------------------------------

         Upon any consolidation or merger of the Company into another entity, or any conveyance or transfer of the properties and assets of the Company substantially as an entirety in accordance with Section 8.1, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein.

SECTION 8.3     LIMITATION ON LEASE OF PROPERTIES AS ENTIRETY.
                ---------------------------------------------

         The Company shall not lease its properties and assets substantially as an entirety to any Person.

                                   ARTICLE IX

                             DISCHARGE OF INDENTURE

SECTION 9.1     TERMINATION OF COMPANY'S OBLIGATIONS.
                ------------------------------------

         This Indenture shall cease to be of further effect (except that the Company's obligations under Sections 6.7 and 9.4, and the Company's, Trustee's and Paying Agent's obligations under Section 9.3 shall survive) when all outstanding Securities have been paid in full and the Company has paid all sums payable by the Company hereunder. In addition, the Company may terminate all of its obligations under this Indenture if:

         (1) the Company irrevocably deposits in trust with the Trustee or at the option of the Trustee, with a trustee reasonably satisfactory to the Trustee and the Company under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee, money or U.S. Government Obligations sufficient (as certified by an independent public accountant designated by the

Company) to pay principal and interest and premium, if any, on the Securities to maturity or redemption, as the case may be, and to pay all other sums payable by it hereunder, provided that (i) the trustee of the irrevocable trust shall have been irrevocably instructed to pay such money or the proceeds of such U.S. Government Obligations to the Trustee and (ii) the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to the payment of said principal and interest and premium, if any, with respect to the Securities;

         (2) the Company delivers to the Trustee an Officers' Certificate stating that all conditions precedent to satisfaction and discharge of this Indenture have been complied with;

         (3) no Event of Default or event (including such deposit) which, with notice or lapse of time, or both, would become an Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit; and

         (4) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that Holders of the Securities will not recognize income, gain or loss for Federal income tax purposes as a result of the Company's exercise of its option under this Section 9.1 and will be subject to Federal income tax in the same amount, in the same manner and at the same times as would have been the case if such option had not been exercised.

then, this Indenture shall cease to be of further effect (except as provided in this paragraph), and the Trustee, on demand of the Company, shall execute proper instruments acknowledging confirmation of and discharge under this Indenture. The Company may make the deposit only if Article X hereof does not prohibit such payment. However, the Company's obligations in Sections 2.3, 2.4, 2.5, 3.1, 3.2, 3.3, 6.7, 6.9, 9.3 and 9.4 and the Trustee's and Paying Agent's obligations in
Section 9.3 shall survive until the Securities are no longer outstanding. Thereafter, only the Company's obligations in Section 6.7 and 9.4 and the Company's, Trustee's and Paying Agent's obligations in Section 9.3 shall survive.

         After such irrevocable deposit made pursuant to this Section 9.1 and satisfaction of the other conditions set forth herein, the Trustee upon written request shall acknowledge in writing the discharge of the Company's obligations under this Indenture except for those surviving obligations specified above.

         In order to have money available on a payment date to pay principal or interest or premium, if any, on the Securities, the U.S. Government Obligations shall be payable as to principal or interest at least one (1) Business Day before such payment date in such amounts as will provide the necessary money. U.S. Government Obligations shall not be callable at the issuer's option.

SECTION 9.2     APPLICATION OF TRUST MONEY.
                --------------------------

         The Trustee or a trustee satisfactory to the Trustee and the Company shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 9.1. It shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal and interest on the Securities.

SECTION 9.3     REPAYMENT TO COMPANY.
                --------------------

         The Trustee and the Paying Agent shall promptly pay to the Company upon written request any excess money or securities held by them at any time.

         The Trustee and the Paying Agent shall pay to the Company upon written request any money held by them for the payment of principal or interest or premium, if any, that remains unclaimed for two (2) years after the date upon which such payment shall have become due; provided, however, that the Company shall have either caused notice of such payment to be mailed to each Holder entitled thereto no less than thirty (30) days prior to such repayment or within such period shall have published such notice in an Authorized Newspaper. After payment to the Company, Holders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

SECTION 9.4     REINSTATEMENT.
                -------------

         If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section 9.2 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 9.1 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 9.2; provided, however, that if the Company has made any payment of interest or premium, if any, on or principal of any Security because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment, as long as no money is owed to the Trustee by the Company, from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

                                    ARTICLE X

                           SUBORDINATION OF SECURITIES

SECTION 10.1      SUBORDINATION.
                  -------------

         The Company covenants and agrees, and each Holder of Securities, by his acceptance thereof, likewise covenants and agrees, that the indebtedness represented by the Securities and the payment of the principal of and interest on each and all of the Securities is expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all Senior Indebtedness, and that the subordination is for the benefit of the holders of Senior Indebtedness.

SECTION 10.2      DISTRIBUTION OF ASSETS, ETC.
                  ---------------------------

         No payment on account of principal of or interest or premium, if any, on the Securities shall be made, and no Securities shall be purchased or otherwise acquired, and no funds shall be set aside for the purchase of any Securities, either directly or indirectly, by the Company, if a default in the payment of the principal of or premium, if any, or interest on any Senior Indebtedness shall have occurred and continued beyond any applicable period of grace so as to entitle the holder of such Senior Indebtedness to accelerate its maturity, unless and until such default shall have been cured or waived or shall have ceased to exist or moneys for the payment thereof shall have been duly set aside.

         In the event of any distribution of assets of the Company upon any dissolution, winding up, total or partial liquidation, or reorganization of the Company, whether in bankruptcy, insolvency or receivership proceedings, or upon any assignment for the benefit of creditors or any other marshaling of the assets and liabilities of the Company, or otherwise,

                  (1) all of the principal of and premium, if any, and interest on all Senior Indebtedness shall first be paid in full or moneys for the full payment thereof shall have been duly set aside before any payment is made upon the principal of or interest or premium, if any, on any Security, and

                  (2) any payment or distribution of assets or securities of the Company of any kind or character, whether in cash, property or securities (other than securities of the Company as reorganized or readjusted, or securities of the Company or of any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated to the payment of all principal of and premium, if any, and interest on such Senior Indebtedness as may at the time be outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment, provided that the obligations represented by all notes or other evidences of Senior Indebtedness are assumed by the new corporation, if any, resulting from any such reorganization or readjustment and provided further that the rights of the holders of Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment), to which the Holders would be entitled except for the provisions of this Article, shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, to the holders of Senior Indebtedness (pro rata to each such holder on the basis of the respective amounts of Senior Indebtedness held by such holder) or their representatives, to the extent necessary to pay the principal of and premium, if any, and interest on all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to the holders of Senior Indebtedness, before any payment or distribution is made to the Holders or to the Trustee.

         If the payment of principal of and any interest on the Securities is accelerated because of an Event of Default, no payment on account of principal of or interest on the Securities shall be made until all of the principal of and premium, if any, and interest on all Senior Indebtedness has been paid in full or due provision has been made for such payment.

         In the event that, notwithstanding the foregoing, any payment or distribution of any character on any security, whether in cash, securities or other property (other than securities of the Company as reorganized or readjusted, or securities of the Company or of any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated to the payment of all principal of and premium, if any, and interest on such Senior Indebtedness as may at the time be outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment provided that the obligations represented by all notes or other evidences of Senior Indebtedness are assumed by the new corporation, if any, resulting from any such reorganization or readjustment and provided further that the rights of the holders of Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment), shall be received by the Trustee or any Holder in contravention of any of the terms hereof, such payment or distribution or security shall be received in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Senior Indebtedness at the time outstanding in accordance with priorities then existing among such holders for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all such Senior Indebtedness in full. In the event of the failure of the Trustees or any Holder to endorse or assign any such payment, distribution or security, each holder of Senior Indebtedness is hereby irrevocably authorized to endorse or assign the same.

SECTION 10.3      SUBROGATION.
                  -----------

         Subject to the payment in full of all Senior Indebtedness, the Holders shall be subrogated (equally and ratably with the holders of all indebtedness of the Company which, by its express terms, ranks on a parity with the Securities and is entitled to like rights of subrogation) to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until all amounts owing on the Securities shall be paid in full, and, as between the Company, its creditors other than holders of Senior Indebtedness, and the Holders, no such payment or distribution made to the holders of Senior Indebtedness by virtue of this Article which otherwise would have been made to the Holders, shall be deemed to be a payment by the Company on account of the Senior Indebtedness, it being understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

SECTION 10.4      OBLIGATION OF THE COMPANY UNCONDITIONAL.
                  ---------------------------------------

         Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holders, the obligation of the Company, which is absolute and unconditional, to pay to the Holders the principal of and interest and premium, if any, on the Securities as and when the same shall become due and payable in accordance with their terms, or affect the relative rights of the Holders and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon an Event of Default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

         Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any such dissolution, winding up, liquidation or reorganization proceeding affecting the affairs of the Company is pending and the Trustee, subject to the provisions of
Section 6.1, and the Holders shall be entitled to rely upon a certificate of the liquidating trustee or agent or other person making any payment or distribution to the Trustee or to the Holders for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount paid or distributed thereon, and all other facts pertinent thereto or to this Article.

SECTION 10.5      PAYMENTS ON SECURITIES PERMITTED.
                  --------------------------------

         Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall affect the obligation of the Company to make, or prevent the Company from making, payment of the principal of or interest or premium, if any, on the Securities in accordance with the provisions hereof, except as otherwise provided in this Article.

SECTION 10.6      EFFECTUATION OF SUBORDINATION BY TRUSTEE.
                  ----------------------------------------

         Each Holder of Securities, by his acceptance thereof, authorizes and directs the Trustee on his behalf to take such action at the request of the Company as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

SECTION 10.7      KNOWLEDGE OF TRUSTEE.
                  --------------------

         Notwithstanding the provisions of this Article or any other provisions of this Indenture, but subject to the provisions of Section 6.1, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of moneys to or by the Trustee, or the taking of any other action by the Trustee under this Article X, unless and until the Trustee shall have received written notice thereof, in the manner required by
Section 1.5, from the Company, any Holder, any Paying Agent, any Registrar or the holder or representative of any class of Senior Indebtedness.

SECTION 10.8      TRUSTEE MAY HOLD SENIOR INDEBTEDNESS.
                  ------------------------------------

         The Trustee shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness at the time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in Section
6.12 or elsewhere in this Indenture shall deprive the Trustee of any of its rights as such holder.

SECTION 10.9      RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS NOT IMPAIRED.
                  -----------------------------------------------------

         No right of any present or future holder of any Senior Indebtedness to enforce the subordination herein shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holders may have or be otherwise charged with.

SECTION 10.10     ALTERATION OF SENIOR INDEBTEDNESS.
                  ---------------------------------

         The Holders of any Senior Indebtedness may extend, renew, modify or amend the terms of such Senior Indebtedness or any security therefor and may release, sell or exchange such security and otherwise deal freely with the Company, all without notice to or consent of the Holders and without affecting the liabilities and obligations of the Company, the Trustee or the Holders under this Indenture or the Securities.

SECTION 10.11     ARTICLE APPLICABLE TO PAYING AGENTS.
                  -----------------------------------

         In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee, provided, however, that Sections 10.7, 10.8, and 10.10 shall not apply to the Company if it acts as Paying Agent.

SECTION 10.12     TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR INDEBTEDNESS.
                  --------------------------------------------------------

         The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if the Trustee shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this
Article X or otherwise.

                                   ARTICLE XI

                                   REDEMPTION

SECTION 11.1      REDEMPTION OF SECURITIES .
                  ------------------------

         The Company may redeem, a security, in whole or in part, at any time and from time to time, in accordance with any notice requirement provided in Sections 11.2 and 11.4 hereof and at a Redemption Price equal to the principal amount of such Security plus interest accrued but unpaid to the redemption date.

SECTION 11.2      NOTICES TO TRUSTEE.
                  ------------------

         If the Company elects to redeem Securities pursuant to Section 11.1 hereof, it shall furnish to the Trustee, at least thirty (30) days but not more than sixty (60) days before a redemption date, an Officers' Certificate setting forth the redemption date, the principal amount of Securities to be redeemed and the redemption price.

SECTION 11.3      SELECTION OF SECURITIES TO BE REDEEMED.
                  --------------------------------------

         If less than all of the Securities are to be redeemed, the Company shall select the Securities to be redeemed or, if the Company does not do so, the Trustee shall select the Securities to be redeemed among the Holders of the

Securities pro rata or in accordance with a method the Trustee considers fair and appropriate (and in such manner as complies with applicable legal and stock exchange requirements, if any). In the event of partial redemption by lot, the particular Securities to be redeemed shall be selected, unless otherwise provided herein, not less than thirty (30) nor more than sixty (60) days prior to the redemption date by the Trustee from the outstanding Securities not previously called for redemption.

         The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Security selected for partial redemption, the principal amount thereof to be redeemed.

SECTION 11.4      NOTICE OF REDEMPTION.
                  --------------------

         At least thirty (30) days but not more than sixty (60) days before a redemption date, the Company shall mail a notice of redemption to each Holder whose Securities are to be redeemed.

         The notice shall identify the Securities to be redeemed and shall state:

                  (1)      the redemption date;

                  (2)      the Redemption Price;

                  (3) if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the redemption date, an appropriate adjustment will be made to such Holder's Account or, if such Security was in definitive form, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion will be issued;

                  (4)      the name and address of the Paying Agent;

                  (5) any Securities in definitive form that were called for redemption must be surrendered to the Paying Agent to collect the Redemption Price; and

                  (6) that interest on Securities called for redemption ceases to accrue on and after the redemption date.

         At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at its expense; PROVIDED, HOWEVER, that the Company shall deliver to the Trustee, at least thirty-five (35) days prior to the redemption date, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph.

SECTION 11.5      EFFECT OF NOTICE OF REDEMPTION.
                  ------------------------------

         Once notice of redemption is mailed, Securities called for redemption become due and payable on the redemption date at the Redemption Price.

SECTION 11.6      DEPOSIT OF REDEMPTION PRICE.
                  ---------------------------

         One (1) Business Date prior to the redemption date, the Company shall deposit with the Trustee or with the Paying Agent money sufficient to pay the Redemption Price of all Securities to be redeemed on that date. The Trustee or the Paying Agent shall return to the Company any money not required for that purpose.

         If the Company complies with the preceding paragraph, interest on the Securities to be redeemed will cease to accrue on the applicable redemption date. If any Securities called for redemption shall not be so paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph, interest will be paid on the unpaid principal, from the redemption date until such principal is paid, and on any interest not paid on such unpaid principal, in each case at the rate provided in the Securities and in Sections 2.1 and 2.5 hereof.

SECTION 11.7      SECURITIES REDEEMED IN PART.
                  ---------------------------

         An appropriate adjustment will be made to the Account of a Holder when a Security is redeemed in part. In the case of definitive Securities redeemed in part, upon surrender of such Security, the Company shall issue and the Trustee shall authenticate for the Holder at the expense of the Company a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

SECTION 11.8      REPURCHASING OF SECURITIES.
                  --------------------------

         Nothing herein shall prohibit the Company from repurchasing from time to time all or any portion of the Securities in privately negotiated transactions.

SECTION 11.9 REDEMPTION OF INVESTMENT NOTES AT THE ELECTION OF HOLDER UPON DEATH OR TOTAL PERMANENT DISABILITY.
                  --------------------------------------------------------------

         Except as set forth in this Section 11.9, a Holder shall have no right to cause the Company to redeem an Investment Note prior to the Maturity Date of such Investment Note. However, upon the death or Total Permanent Disability of a Holder of an Investment Note, the estate of such Holder (in the event of death) or such Holder (in the event of Total Permanent Disability) may require the Company to redeem, in whole and not in part, the Investment Note held by such Holder provided that such Investment Note has a remaining maturity of greater than twelve (12) months at the time of such death or disability by delivering to the Company an irrevocable election (a "Redemption Election") requiring the Company to make such redemption. In the event an Investment Note is held jointly by two or more Persons, such Investment Note shall be subject to the elective redemption provisions of this Article Eleven upon the death or Total Permanent Disability of either joint Holder. Upon receipt of a Redemption Election, the Company shall designate the redemption date for such Investment Note, which redemption date shall be no more than fifteen (15) days after the Company's receipt of the Redemption Election, and shall pay the Redemption Price to the estate of the Holder or the Holder, as the case may be. The Redemption Price payable with respect to a redemption pursuant to this Section 11.9 shall be the principal amount of such redeemed Investment Note plus the interest accrued but unpaid to the date of redemption. No interest shall accrue on an Investment Note to be redeemed under this Article XI for any period of time after the redemption date for such Investment Note provided the Company has tendered the Redemption Price to the Estate of the Holder or to the Holder, as the case may be.

SECTION 11.10   REDEMPTION OF MONEY MARKET NOTES AT THE ELECTION OF THE HOLDER.
                ---------------------------------------------------------------
         The Company may not redeem, in whole or in part, any Money Market Note except upon 30 days prior written notice to the Holder thereof listed on the records maintained by the Company. In addition, except as provided in this
Article XI, the Company shall have no mandatory redemption or sinking fund obligations with respect to any of the Money Market Notes.

         Any Holder of a Money Market Note may require the Company to redeem, in whole and or in part, in increments of $1,000 (except in the case of redemption of an entire Account), the Money Market Note held by such Holder by delivering to the Company an irrevocable election (also a "Redemption Election") requiring the Company to make such redemption. Upon receipt of a Redemption Election, the Company shall designate the redemption date for such Money Market Note, which redemption date shall be within ten Business Days after the Company's receipt of the Redemption Election, and shall pay the Redemption Price to the Holder or the Holder's authorized attorney in fact, as the case may be, in accordance with the provisions set forth in Section 2.5 hereof. No interest shall accrue on a Money Market Note to be redeemed under this Section 11.10 for any period of time after the redemption date for such Money Market Note and after the Company has tendered the Redemption Price to the Holder of the Money Market Note or the Holder's duly authorized attorney in fact.

                                   ARTICLE XII

              IMMUNITY OF DIRECTORS, OFFICERS, EMPLOYEES AND STOCKHOLDERS

SECTION 12.1      EXEMPTION FROM INDIVIDUAL LIABILITY.
                  -----------------------------------

         No Affiliate, officer, director, employee or stockholder, as such, of the Company, or its Subsidiaries, shall have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security hereby expressly waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                                  ARTICLE XIII

                          SECURITIES IN DEFINITIVE FORM

SECTION 13.1      FORMS GENERALLY.
                  ---------------

         The Securities are non-negotiable debt instruments and shall be issued only in book-entry form. However, in the event of an exchange of the Securities for fully registered notes in definitive form pursuant to Section 2.7(b) hereof, the Securities shall be in such form and contain the terms of such Securities, including without limitation those terms set forth in Article II hereof, and any other provisions as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be required to comply with the rules of any securities exchange, or as may, consistent herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. Any such Securities in definitive form shall contain a certificate of authentication in such form as the Trustee and the Company shall determine. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security. The definitive Securities shall be printed, lithographed or engraved on steel engaged borders or may be produced in any other manner, all as determined by the officers executing such Securities as evidenced by their execution of such Securities.

         IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed and attested, all as of the day and year first above written.


                                 LEVITT CORPORATION



                                 By:
                                     ----------------------------------------
                                          Name:
                                          Title:





                                 U.S. BANK NATIONAL ASSOCIATION,
                                 as Trustee



                                 By:
                                     ---------------------------------------
                                         Name:
                                         Title: